SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form N-1A

               REGISTRATION STATEMENT (NO. 33-19446) UNDER THE
                           SECURITIES ACT OF 1933
                        Pre-Effective Amendment No.
                   Post-Effective Amendment No. 12

                                     and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           Amendment No. 14

                      VANGUARD EQUITY INCOME FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

                    P.O. Box 2600, Valley Forge, PA 19482
                   (Address of Principal Executive Office)

                Registrant's Telephone Number (610) 669-1000

                        Raymond J. Klapinsky, Esquire
                                P.O. Box 876
                           Valley Forge, PA 19482

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on January 17, 1997, pursuant to paragraph(b) of Rule 485.

Registrant elects to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the year ended September 30, 1996 on November 27, 1996.

                      VANGUARD EQUITY INCOME FUND, INC.
                            CROSS REFERENCE SHEET

 Form N-1A
Item Number                                            Location in Prospectus
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 Item 1.    Cover Page...............................  Cover Page
 Item 2.    Synopsis.................................  Not Applicable
 Item 3.    Condensed Financial Information..........  Financial Highlights
 Item 4.    General Description of Registrant........  Investment Objective;
                                                       Investment
                                                       Limitations;
                                                       Investment Policies;
                                                       General Information
 Item 5.    Management of the Fund...................  Management of the Fund
 Item 6.    Capital Stock and Other Securities.......  Opening an Account and
                                                       Purchasing Shares;
                                                       Selling Your Shares;
                                                       The Fund's Share
                                                       Price; Dividends,
                                                       Capital Gains and
                                                       Taxes; General
                                                       Information
 Item 7.    Purchase of Securities Being Offered.....  Cover Page, Opening an
                                                       Account and Purchasing
                                                       Shares
 Item 8.    Redemption or Repurchase.................  Selling Your Shares
 Item 9.    Pending Legal Proceedings................  Not Applicable


                                                       Location in Statement
 Form N-1A                                             of Additional
Item Number                                            Information
-----------------------------------------------------------------------------
 Item 10.   Cover Page...............................  Cover Page
 Item 11.   Table of Contents........................  Cover Page
 Item 12.   General Information and History..........  Management of the Fund
 Item 13.   Investment Objective and Policies........  Investment Limitations
 Item 14.   Management of the Fund...................  Management of the
                                                       Fund; Investment
                                                       Advisory Services
 Item 15.   Control Persons and Principal Holders
            of Securities............................  Management of the Fund
 Item 16.   Investment Advisory and Other............  Management of the
            Services                                   Fund; Investment
                                                       Advisory Services
 Item 17.   Brokerage Allocation.....................  Portfolio Transactions
 Item 18.   Capital Stock and Other Securities.......  See Prospectus--
                                                       General Information
 Item 19.   Purchase, Redemption and Pricing of......  Purchase of Shares;
                                                       Redemption of
            Securities Being Offered.................  Shares
 Item 20.   Tax Status...............................  See Prospectus--
                                                       Dividends, Capital
                                                       Gains and Taxes
 Item 21.   Underwriters.............................  Not Applicable
 Item 22.   Calculations of Yield Quotations of
            Money Market Fund........................  Not Applicable
 Item 23.   Financial Statements.....................  Financial Statements

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                             P R O S P E C T U S
-----------------------------------------------------------------------------

                                  Vanguard

                             Equity Income Fund

The Vanguard Group
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

Investor Information Department:
1-800-662-7447 (SHIP)

Client Services Department:
1-800-662-2739 (CREW)

Tele-Account for 24-Hour Access:
1-800-662-6273 (ON-BOARD)

Telecommunications Service for the Hearing-Impaired:
1-800-662-2738

Transfer Agent:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

  Vanguard
Equity Income
   Fund                                        A Member of The Vanguard Group

-----------------------------------------------------------------------------
PROSPECTUS--January 17, 1997
-----------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department--
1-800-662-7447 (SHIP)
-----------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department--
1-800-662-2739 (CREW)
-----------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
          Vanguard Equity Income Fund, Inc. (the "Fund") is an open-end diversified investment company which seeks a high level of current income by investing principally in dividend-paying equity securities. In the selection of these securities, the Fund will also consider the potential for capital appreciation.

          The average income yield of the common stocks held by the Fund is expected to be at least 50% greater than that of the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). It is also anticipated that the Fund will have less price volatility than the S&P 500 Index. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
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OPENING AN ACCOUNT
          To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call the Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m., and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000, or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.
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ABOUT THIS PROSPECTUS
          This Prospectus is designed to set forth concisely the information you should know about the Fund before you invest. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 17, 1997 and has been incorporated by reference into this Prospectus. It may be obtained, without charge, by writing to the Fund or by calling the Investor Information Department.
-----------------------------------------------------------------------------
          TABLE OF CONTENTS
                                                       Page

          Fund Expenses................................   2
          Financial Highlights.........................   2
          Yield and Total Return.......................   3

                          FUND INFORMATION
          Investment Objective.........................   4
          Investment Policies..........................   4
          Investment Risks.............................   5
          Who Should Invest............................   6
          Implementation of Policies...................   6
          Investment Limitations.......................   8
          Management of the Fund.......................   9
          Investment Adviser...........................   9
          Performance Record...........................  12
          Dividends, Capital Gains and Taxes...........  13
          The Share Price of the Fund..................  14
          General Information..........................  15

                        SHAREHOLDER GUIDE
          Opening an Account and Purchasing Shares.....  16
          When Your Account Will Be Credited...........  19
          Selling Your Shares..........................  19
          Exchanging Your Shares.......................  22
          Important Information About
            Telephone Transactions.....................  23
          Transferring Registration....................  24
          Other Vanguard Services......................  24
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------

FUND EXPENSES
          The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The expenses set forth below are for the 1996 fiscal year.

                      Shareholder Transaction Expenses
          -------------------------------------------------------------------
          Sales Load Imposed on Purchases........................  None
          Sales Load Imposed on Reinvested Dividends.............  None
          Redemption Fees........................................  None
          Exchange Fees..........................................  None

                       Annual Fund Operating Expenses
          -------------------------------------------------------------------
          Management & Administrative Expenses..................   0.21%
          Investment Advisory Fees...............................  0.17
          12b-1 Fees.............................................  None
          Other Expenses
            Distribution Costs............................  0.02%
            Miscellaneous Expenses.......................   0.02
                                                           ------
          Total Other Expenses...................................   0.04%
                  Total Operating Expenses.......................   0.42%
                                                                    =====

          The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

          The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

                      1 Year    3 Years   5 Years    10 Years
                      -------   -------   -------    --------
                         $4       $13       $24         $53

          This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
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FINANCIAL HIGHLIGHTS
          The following information on financial highlights for a share outstanding throughout each period, insofar as it relates to each of the five years in the period ended September 30, 1996, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996 Annual Report to
          Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                         Year Ended September 30,
                                  -----------------------------------------------------------------------------  Mar. 21, 1988** to
                                   1996      1995      1994      1993      1992      1991      1990      1989      Sept. 30, 1988
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period............  $15.65    $13.16    $14.62    $12.81    $12.14    $10.36    $13.07    $10.58         $10.00
                                 ------    ------    ------    ------    ------    ------    ------    ------         ------
Investment Operations
  Net Investment Income........     .63       .60       .59       .59       .59       .65       .73       .76            .33
  Net Realized and
    Unrealized Gain (Loss)
    on Investments.............    2.18      2.56      (.92)     1.81       .83      1.99     (2.77)     2.23            .49
                                 ------    ------    ------    ------    ------    ------    ------    ------         ------
    Total from Investment
      Operations...............    2.81      3.16      (.33)     2.40      1.42      2.64     (2.04)     2.99            .82
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net
    Investment Income..........    (.60)     (.58)     (.61)     (.59)     (.65)     (.79)     (.64)     (.48)          (.24)
  Distributions from
    Realized Capital Gains.....    (.17)     (.09)     (.52)       --      (.10)     (.07)     (.03)     (.02)            --
                                 ------    ------    ------    ------    ------    ------    ------    ------         ------
    Total Distributions........    (.77)     (.67)    (1.13)     (.59)     (.75)     (.86)     (.67)     (.50)          (.24)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period................  $17.69    $15.65    $13.16    $14.62    $12.81    $12.14    $10.36    $13.07          $10.58
====================================================================================================================================
Total Return...................   18.22%    24.77%    (2.19)%   19.17%    12.26%    26.46%   (16.25)%   28.85%          8.26%
====================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period
  (Millions)...................  $1,309      $967      $901    $1,106      $778      $518      $353      $267            $28
Ratio of Expenses to Average
  Net Assets...................    0.42%     0.47%     0.43%     0.40%     0.44%     0.46%     0.48%     0.44%          0.72%*
Ratio of Net Investment Income
   to Average Net Assets.......    3.69%     4.27%     4.41%     4.39%    4.74%      5.52%     5.67%     6.01%          4.82%*
Portfolio Turnover Rate........      21%       31%       18%       15%       13%        9%        5%        8%             3%
Average Commission Rate Paid...  $.0598       N/A       N/A       N/A       N/A       N/A       N/A      N/ A            N/A

 *Annualized.
**Commencement of operations.

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YIELD AND TOTAL RETURN
          From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

          In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "thirty-day yield" of the Fund is calculated by dividing the net investment income per share earned during a thirty-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over thirty days is compounded monthly for six months and then annualized. Accounting methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, yield accounting methods differ from other accounting standards, and so the advertised thirty-day yield may not fully reflect the income paid to an investor's account.
-----------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of income
          The objective of the Fund is to provide a high level of current income by investing principally in dividend-paying equity securities. In the selection of these securities, the Fund will also consider the potential for capital appreciation. The average income yield of the Fund's common stocks is expected to be at least 50% greater than that of the S&P 500 Index. It is also anticipated that the Fund will have less price volatility than the S&P 500 Index. There is no assurance that the Fund will achieve its objective.

          The investment objective of the Fund is fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
-----------------------------------------------------------------------------
INVESTMENT POLICIES
The Fund invests in income-producing equity securities
          Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing equity securities, including dividend-paying common stocks and securities which are convertible into common stocks. The Fund intends to invest in securities which generate relatively high levels of dividend income and have the potential for capital appreciation. These generally include common stocks of established, high-quality U.S. corporations. In addition, the Fund will seek to diversify its investments over a carefully selected list of securities in order to moderate the risks inherent in equity investments. The Fund is managed without regard to tax ramifications.

          The Fund will invest in a company's securities following a fundamental analysis of the issuing company. An important part of this analysis will be the examination of the company's ability to maintain its dividend. Over time, dividend income has proved to be an important component of total return. For example, during the ten-year period ended September 30, 1996, reinvested dividend income accounted for approximately 23% of the total return of the S&P 500 Index. Also, dividend income tends to be a more stable source of total return than capital appreciation. While the price of a company's common stock can be significantly affected by market fluctuations and other short-term factors, its dividend level usually has greater stability. For this reason, securities which pay a high level of dividend income are generally less volatile in price than securities which pay a low level of dividend income.

          Although the Fund intends to invest primarily in equity securities, it may invest up to 20% of its assets in certain cash investments and certain short-term fixed income securities. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

          The Fund is responsible for voting the shares of all securities it holds.

          These policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified before any material change is made in the Fund's policies.
-----------------------------------------------------------------------------
INVESTMENT RISKS
Investors are exposed to the market risk of common stocks
          As a mutual fund investing primarily in common stocks, the Fund is subject to market risk--i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

             To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index:

             Average Annual U.S. Stock Market Returns (1926-1996)
                           Over Various Time Horizons

                        1 Year      5 Years     10 Years    20 Years
                       ---------------------------------------------
          Best          +53.9%       +23.9%       +20.1%      +16.9%
          Worst         -43.3        -12.5        - 0.9       - 3.1
          Average       +12.7        +10.4        +10.8       +10.8

          As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1996. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

          This table of U.S. stock market returns should not be viewed as a representation of future returns from the Fund or the U.S. stock market. The illustrated returns represent historical investment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based on unmanaged portfolios of securities before transaction costs and other expenses. Such costs will reduce the relative investment performance of the Fund and other "real world" portfolios. Finally, the Fund is likely to differ in portfolio composition from broad stock market averages, and so the Fund's performance should not be expected to mirror the returns provided by a specific index.

Investors are also exposed to manager risk
          The Fund's investment advisers manage the Fund according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.
          Manager risk refers to the possibility that the Fund's investment advisers may fail to execute the Fund's investment strategy effectively. As a result, the Fund may fail to achieve its stated objective.

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WHO SHOULD INVEST
Investors seeking current income and capital growth
          The Fund is designed for investors who are seeking a high level of current income and the potential for long-term capital appreciation with lower investment risk and volatility than is normally available from common stock funds. Because of the risk associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares. While the Fund is intended to provide current income and above average stability for an equity fund, it should be considered part of a well rounded investment portfolio and not its sole component.

          Although the Fund may exhibit somewhat less volatility than most other equity funds, the Fund should not be used as a short-term investment vehicle. All equity portfolios, no matter how they are structured, are influenced by price movements in the broad equity market. Over the long term, however, it is anticipated that the volatility of the Fund's total return (dividend income plus capital appreciation) will be lower than that of most other equity funds and the S&P 500 Index due to the emphasis on equities with above-average dividend yields. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

          No assurance can be given that the Fund will attain its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Investors should not consider the Fund a complete investment program, but should also maintain holdings in investments with different risk characteristics, such as bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.
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IMPLEMENTATION OF POLICIES
          In addition to investing primarily in equity securities, the Fund uses a number of other investment vehicles to achieve its objective.

The Fund may invest in short-term fixed income securities
          Although it normally seeks to remain fully invested in equity securities, the Fund may invest in certain short-term fixed income securities. Such securities may be used without limitation to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

          The Fund, along with other Vanguard Funds, may deposit its daily cash reserves into a joint account which invests such reserves in repurchase agreements and other short-term instruments. CoreStates Bank, N.A. is the custodian for the joint account. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller--a U.S. commercial bank or recognized U.S. securities dealer--sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the Custodian Bank for the joint account until repurchased.

Derivative Investing
          Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

The Fund may invest in derivative securities
          The Fund may invest in futures contracts and options, but only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

          Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

          The Fund will use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

Futures contracts and options pose certain risks
          The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. When investing in futures contracts, the Fund will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.

The Fund may lend its securities
          The Fund may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Fund may borrow money, subject to the limits set forth below, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

Portfolio turnover is not expected to exceed 100%
          Although it generally seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Fund will not exceed 100%, exclusive of securities with maturities less than one year. A turnover rate of 100% would occur, for example, if all the securities of the Fund were replaced within one year.
-----------------------------------------------------------------------------
INVESTMENT LIMITATIONS
The Fund has adopted certain fundamental limitations
          The Fund has adopted certain limitations in an attempt to reduce its exposure to specific situations. Some of these limitations are that the Fund will not:

          (a)  invest more than 25% of its assets in any one industry;
          (b) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;
          (c) engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;
          (d) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid;
          (e) borrow money except from banks for temporary or emergency purposes, and then only in an amount not in excess of 15% of total assets taken at the lower of their value or cost of its total assets; and
          (f) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.

          The investment limitations are considered at the time investment securities are purchased. The investment limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.

-----------------------------------------------------------------------------
MANAGEMENT OF THE FUND
Vanguard administers and distributes the Fund
          The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $230 billion. Through their jointly-owned subsidiary, The
          Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

          Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays a share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

          Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis
          (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears a share of the Group's distribution costs.
-----------------------------------------------------------------------------
INVESTMENT ADVISER
The Fund employs three investment advisers
          The Fund currently has three investment advisers: Newell Associates ("Newell"), 525 University Avenue, Palo Alto, California 94301; Spare, Kaplan, Bischel & Associates ("Spare/Kaplan"), 44 Montgomery Street, Suite 3500, San Francisco, California 94104; and John A. Levin & Co., Inc. ("Levin"), One Rockefeller Plaza, 25th Floor, New York, NY 10020. Prior to January 1, 1995, Newell was the sole investment adviser to the Fund. Spare/Kaplan and Levin were added as investment advisers effective January 1, 1995.

          The proportion of the net assets of the Fund managed by each adviser is established by the Board of Directors, and may be changed in the future as circumstances warrant. Presently, Newell is responsible for approximately 70% of the Fund's investments; Spare/Kaplan and Levin are responsible for approximately 15% each.

          The Fund has entered into investment advisory agreements with Newell, Spare/ Kaplan and Levin which provide that the advisers manage the investment and reinvestment of the Fund's assets and continuously review, supervise and administer the Fund's investment program. The advisers discharge their responsibilities subject to the control of the Officers and Directors of the Fund.

          For the fiscal year ended September 30, 1996, the Fund paid advisory fees to Newell, Spare/Kaplan, and Levin of $2,151,000 before a decrease of $191,000 based on performance.

Newell Associates

          The principal investment officer of Newell, Roger D. Newell, has managed equity-income portfolios for more than thirty years, and relative yield strategy portfolios since 1975. The relative yield approach is based upon an analysis of how a stock's yield, relative to the market, varies over time. This strategy asserts that relative yield is an excellent guide to relative value. Mr. Newell has implemented the firm's strategy for the Fund since the Fund's inception in 1988.

          The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Newell for the quarter:

                         Net Assets                        Rate
                         ------------------               -----
                         First $250 million               .200%
                         Next $500 million                .150%
                         Next $250 million                .100%
                         Over $1 billion                  .080%

Spare, Kaplan, Bischel & Associates
          Spare, Kaplan, Bischel & Associates, a California corporation founded in 1989, provides investment advisory services primarily to institutions. The investment approach utilized by Spare/Kaplan is a relative yield approach. Anthony E. Spare, Chief Investment Officer, has had responsibility for the portion of the Fund managed by Spare/Kaplan since Spare/Kaplan was added as an investment adviser to the Fund in 1995. Mr. Spare has been associated with Spare/Kaplan since 1989.

          The Fund pays Spare/Kaplan a basic advisory fee at the end of each quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Spare/Kaplan for the quarter:

                         Net Assets Annual                 Rate
                         -------------------             ------
                         First $500 million              0.175%
                         Next $500 million               0.125%
                         Over $1 billion                 0.100%

          The basic fee paid to Spare/Kaplan, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the assets managed by Spare/Kaplan relative to the return of the Standard and Poor's/BARRA Value Index ("Value Index"). Under the incentive/penalty fee schedule, the fee payable to Spare/Kaplan may represent as much as 120% or as little as 80% of the basic fee, depending on the net investment performance of the portfolio managed by Spare/Kaplan.

          Under the rules of the Securities and Exchange Commission, the incentive/penalty fee will not be fully operable until the quarter ending December 31, 1997, and until that date, will be calculated according to certain transition rules. The Fund's

          Statement of Additional Information, which is available on request, provides a detailed description of the incentive/penalty fee schedules for the Fund's investment advisers and the applicable transition rules.

John A. Levin & Co., Inc.
          John A. Levin & Co. Inc., an indirect wholly-owned subsidiary of Baker Fentress, founded in 1982, provides investment advisory services primarily to institutions and several partnerships. The investment process at Levin emphasizes identifying investment value through fundamental research. John A. Levin, Melody P. Sarnell and Jeffrey A. Kigner have had responsibility for the portion of the Fund managed by Levin since inception of the firm's relationship with the Fund. Mr. Levin founded Levin in 1982, and Mr. Kigner and Ms. Sarnell have been associated with Levin since 1984.

          The Fund pays Levin a basic advisory fee at the end of each quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Levin for the quarter:

                         Net Assets Annual                 Rate
                         -------------------             -----
                         First $100 million               0.40%
                         Next $200 million                0.25%
                         Over $300 million                0.30%

          The basic fee paid to Levin, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the assets managed by Levin relative to the return of the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Under the incentive/penalty fee schedule, the basic fee payable to Levin may represent as much as 140% or as little as 60% of the basic fee depending on the investment performance of the equity investments managed by Levin.

          Under the rules of the Securities and Exchange Commission, the incentive/penalty fee will not be fully operable until the quarter ending December 31, 1997, and until that date, will be calculated according to certain transition rules. The Fund's Statement of Additional Information, which is available on request, provides a detailed description of the incentive/penalty fee schedules for the Fund's investment advisers and the applicable transition rules.

          The investment advisory agreements with Newell, Spare, Kaplan and Levin authorize each adviser to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the advisers to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

          The Fund has authorized the advisers to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the advisers believe this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

          The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser or as an additional adviser;
          (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
-----------------------------------------------------------------------------
PERFORMANCE RECORD
          The table below provides investment results for the Fund for one and five years and since inception. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

          The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance. Prior to January 1, 1995, Newell Associates served as the Fund's sole investment adviser.

                Average Annual Return for Vanguard Equity Income Fund
                                               Percentage Change
                                ---------------------------------------------
          Fiscal Periods        Vanguard Equity      S&P 500        Consumer
          Ended 9/30/96           Income Fund         Index        Price Index
          ---------------       ----------------    ----------    -----------
          1 Year                     118.2%           120.3%          13.0%
          5 Year                     114.1            115.2           12.8
          Lifetime*                  113.1            115.1            --

          *March 21, 1988, to September 30, 1996.

-----------------------------------------------------------------------------
DIVIDENDS, CAPITAL GAINS AND TAXES
The Fund pays quarterly dividends and any capital gains annually
          The Fund expects to pay quarterly dividends from ordinary income. Capital gains distributions, if any, will be made annually.

          In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

          Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

          The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income and net short-term capital gains will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

          Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

          Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

          The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A capital gain or loss may be realized upon exchange or redemption
          A sale of shares of the Fund is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

          Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

          The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

          The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

          The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.
-----------------------------------------------------------------------------
THE SHARE PRICE OF THE FUND
          The Fund's share price or "net asset value" per share is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York
          Stock Exchange (generally 4:00 p.m. Eastern time), each day that the Exchange is open for trading.

          Market values for securities listed on an exchange are based upon the latest quoted sales prices for such securities. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Securities not listed are valued at the latest quoted bid price. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

          All prices of listed securities are taken from the exchange where the security is primarily traded. Convertible bonds and other debt instruments may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which market quotations are not readily available or which are restricted as to sale and other assets are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

          The Fund's price per share can be found daily in the mutual fund section of most major newspapers under the heading of Vanguard Group.

-----------------------------------------------------------------------------
GENERAL INFORMATION
          The Fund is a Maryland corporation. The Fund's Articles of Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering one class of shares.

          Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

          The shares of the Fund are fully paid and nonassessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

          All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.

-----------------------------------------------------------------------------
                              SHAREHOLDER GUIDE
OPENING AN ACCOUNT AND PURCHASING SHARES
          You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment ($1,000 for Uniform
          Gifts/Transfers to Minors Act accounts). You may open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

          The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PurchaseRestrictions
          1) Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase (or exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.
          2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

Additional Investments
          Subsequent investments may be made by mail ($100 minimum), wire ($1,000 minimum), exchange from another Vanguard Fund account, or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from another Vanguard Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.

          Purchasing By Mail
          Complete and sign the enclosed Account Registration Form

          NEW ACCOUNT
          Please include the amount of your initial investment, make your check payable to The Vanguard Group-65, and mail to:

          Vanguard Financial Center
          P.O. Box 2600
          Valley Forge, PA 19482

          For express or registered mail, send to:
          Vanguard Financial Center 455 Devon Park Drive Wayne, PA 19087

          ADDITIONAL INVESTMENTS TO EXISTING ACCOUNTS
          Additional investments should include the Invest-by-Mail remittance form attached to your Fund confirmation statements. Please make your check payable to The Vanguard Group-65, write your account number on your check and, using the return envelope provided, mail to the address indicated on the Invest-by-Mail Form.

          All written requests should be mailed to one of the addresses indicated for new accounts. Do not send registered or express mail to the post office box address.
          -------------------------------------------------------------------
Purchasing By Wire Money should be wired to:
          CORESTATES BANK, N.A.
          ABA 031000011
          CORESTATES NO. 0101 9897
          ATTN VANGUARD

Before Wiring Please contact Client Services (1-800-662-2739)
          VANGUARD EQUITY INCOME FUND
          ACCOUNT NUMBER
          ACCOUNT REGISTRATION

          To ensure proper receipt, please be sure your bank includes the name of the Fund, the account number Vanguard has assigned to you and the eight digit CoreStates number. If you are opening a new account, you must contact our Client Services Department (1-800-662-2739) before wiring funds. Also, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
          -------------------------------------------------------------------
Purchasing By Exchange (from a Vanguard account)
          You may open a new account or purchase additional shares by making an exchange from an existing Vanguard account. However, the Fund reserves the right to refuse any exchange purchase request. Please call our Client Services Department at 1-800-662-2739 for assistance. The new account will have the same registration as the existing account.
          -------------------------------------------------------------------
Purchasing By Fund Express
Special Purchase and Automatic Investment
          The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account at your request. Or if you choose the Automatic Investment option, money will be moved from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semi-
          annually or yearly) you select. To establish these Fund Express options,
          please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
-----------------------------------------------------------------------------
CHOOSING A DISTRIBUTION OPTION
          You must select one of three distribution options:

          1. Automatic Reinvestment Option--Both dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.
          2. Cash Dividend Option--Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.
          3. All Cash Option--Both dividend and capital gains distributions will be paid in cash.

          You may change your option by calling our Client Services Department (1-800-662-2739).

          In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
-----------------------------------------------------------------------------
TAX CAUTION
Investors should ask about the timing of capital gains and dividend distributions before investing
          Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain, you will be assessed taxes on the amount of the capital gain distribution, even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the capital gain distribution-- the amount of the capital gain distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

          Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distributions normally occur in December, while income dividends are generally paid quarterly in March, June, September and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."

-----------------------------------------------------------------------------
IMPORTANT ACCOUNT INFORMATION
Establishing Optional Services
          The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. If you wish to add shareholder options later, you may need to provide Vanguard with additional information and a signature guarantee. Please call our Client Services Department (1-800-662-2739) for further assistance.

Signature Guarantees
          For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers or any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates
          Share certificates will be issued upon request. If a certificate is lost, you may incur an expense to replace it.

Broker-Dealer Purchases
          If you purchase shares in Vanguard Funds through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

Cancelling Trades
          The Fund will not cancel any trade (e.g., a purchase, exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

Electronic Prospectus Delivery
          You may receive a prospectus for the Fund or any of the
          Vanguard Funds in an electronic format. Please call 1-800-
          231-7870 for additional information or see "Other Vanguard Services--Computer Access." You may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
-----------------------------------------------------------------------------
WHEN YOUR ACCOUNT WILL BE CREDITED
          Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire or exchange and is received before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

          In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
-----------------------------------------------------------------------------
SELLING YOUR SHARES
          You may withdraw any portion of the funds in your account by redeeming shares at any time. (Please see "Important
          Redemption Information".) You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

Selling By Mail
          Requests should be mailed to Vanguard Financial Center, Vanguard Equity Income Fund, P.O. Box 1120, Valley Forge, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Equity Income Fund, 455 Devon Park Drive, Wayne, PA 19087.)

          The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
          -------------------------------------------------------------------
Definition of Good Order
          Good Order means that the request includes the following:

          1. The account number and Fund name.
          2. The amount of the transaction (specified in dollars or shares).
          3. The signatures of all owners exactly as they are registered on the account.
          4. Any required signature guarantees.
          5. Other supporting legal documentation that might be required in cases of estates, corporations, trusts and certain other accounts.
          6. Any certificates you hold for the account.

          If you have questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.
          -------------------------------------------------------------------
Selling By Telephone
          To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. Please Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions."
          -------------------------------------------------------------------
Selling By Fund Express
Automatic Withdrawal & Special Redemption
          If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on your request. You may elect Fund Express on the Account Registration Form, or call our Investor Information Department at 1-800-662-7447 for a Fund Express application.
          -------------------------------------------------------------------
Selling By Exchange
          You may sell shares by making an exchange into another Vanguard Fund account. Please see "Exchanging Your Shares" for details.
          -------------------------------------------------------------------
Important Redemption Information
          Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.
          -------------------------------------------------------------------
Delivery of Redemption Proceeds
          Redemption requests received by telephone prior to the regular close of the New York Stock Exchange are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

          Redemption requests received by telephone after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

          All unpaid dividends credited to your account up to the date of redemption will be included in the redemption check. Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described on page 20 in "Important Redemption Information."

          If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

          The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed, or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

          If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
          -------------------------------------------------------------------
Vanguard's Average Cost Statement
          If you make a redemption from a qualifying account, Vanguard will send you an Average Cost Statement which provides you with the cost and tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.
          -------------------------------------------------------------------
Low Balance Fee and Minimum Account Balance Requirement
          Due to the relatively high cost of maintaining smaller accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500
          ($500 for Uniform Gifts/Transfers to Minors Act accounts).
          This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000. In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

          Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).

-----------------------------------------------------------------------------
EXCHANGING YOUR SHARES
          Should your investment goals change, you may exchange your shares of Vanguard Equity Income Fund for those of other available Vanguard Funds.

Exchanging By Telephone
Call Client Services at 1-800-662-2739
          In addition to the details below, please see "Important
          Information About Telephone Transactions."

          When exchanging shares by telephone, please have ready the Fund name, account number, Social Security number or Employer Identification number listed on the account, and the exact name and address in which the account is registered. Only the registered shareowner (or his or her pre-authorized representative) may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day.

          Requests received after 4:00 p.m. are processed the next business day. Telephone exchanges are not accepted into or from Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund and Vanguard Quantitative Portfolios. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

          Neither the Fund nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Investors bear the full risk of any loss arising from unauthorized telephone exchanges. To prohibit telephone exchanges on your account, please notify the Fund in writing. Otherwise, the telephone exchange privilege will be automatically established for your account.
          -------------------------------------------------------------------
Exchanging By Mail
          Please be sure to include on your exchange request the name and account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to Vanguard Financial Center, Vanguard Equity Income Fund, P.O. Box 1120, Valley Forge, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Equity Income Fund, 455 Devon Park Drive, Wayne, PA 19087.)
          -------------------------------------------------------------------
Important Exchange Information
          Before you make an exchange, you should consider the following:

          * Please read the Fund's prospectus before making an exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).
          * An exchange is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.
          * Exchanges are accepted only if the registrations and the Taxpayer Identification numbers of the two accounts are identical.
          * The shares to be exchanged must be on deposit and not held in certificate form.
          *  New accounts are not currently accepted in Vanguard/Windsor
             Fund.

          * The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received the required documentation in Good Order.
          * When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

          Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

          The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
-----------------------------------------------------------------------------
EXCHANGE PRIVILEGE LIMITATIONS
          The Fund's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

          Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve month period. "Substantive"
          means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard Funds. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
-----------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT TELEPHONE TRANSACTIONS
          The ability to initiate redemptions (except wire redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

          To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

          1. Security Check. To request a transaction by telephone, the caller must know (i) the name of the Fund; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.
          2. Payment Policy. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.

             Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
-----------------------------------------------------------------------------
TRANSFERRING REGISTRATION
          You may transfer the registration of any of your Fund shares to another person by completing a transfer form and sending it to:
          Vanguard Financial Center, P.O. Box 1110, Valley Forge, PA 19482,
          Attention: Transfers Department. The request must be in Good Order. To receive a transfer form and full instructions, please call our Client Services Department (1-800-662-2739).
-----------------------------------------------------------------------------
STATEMENTS AND REPORTS
          Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

          Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

          Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
-----------------------------------------------------------------------------
OTHER VANGUARD SERVICES
          For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

Vanguard Direct Deposit Service
          With Vanguard's Direct Deposit Service, most U.S. Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard Automatic Exchange Service
          Vanguard's Automatic Exchange Service allows you to move money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan.

Vanguard Fund Express
          Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

          Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

Vanguard Dividend Express
          Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

Vanguard Tele-Account
          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone[TM] telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-
          Account. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).

Computer Access
Vanguard Online Keyword: vanguard
          Vanguard Online allows you to obtain information via your personal computer on Fund share price, yield, and total return. Vanguard Online is offered through America Online (AOL). To establish an AOL account, call 1-800-238-6336.

Vanguard on the World Wide Web http://www.vanguard.com
          Vanguard sponsors an education-oriented website offering news and information about Vanguard Funds and services, as well as interactive, easy-to-use investment planning tools.

                                   PART B
                      VANGUARD EQUITY INCOME FUND, INC.
                     STATEMENT OF ADDITIONAL INFORMATION
                           January 17, 1997

     This Statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus (January 17, 1997). To obtain the Prospectus please call:

                       Investor Information Department
                               1-800-662-7447

          TABLE OF CONTENTS                                 Page
          Investment Limitations............................    1
          Purchase of Shares................................    2
          Redemption of Shares..............................    2
          Management of the Fund............................    3
          Yield and Total Returns...........................    5
          Comparative Indexes...............................    6
          Investment Advisory Services......................    7
          Portfolio Transactions............................   11
          Futures Contracts and Options.....................   12
          Financial Statements..............................   14

                           INVESTMENT LIMITATIONS
     The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940). The Fund may not under any circumstances:

      1) Invest for the purpose of exercising control of management of any company;
      2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;
      3) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;
      4) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;
      5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);
      6) Invest in commodities, except that the Fund may invest in stock futures contracts or stock options to the extent that not more than 5% of the Fund's assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures contracts and options at any time or sell real estate although the Fund may purchase and sell securities of companies which deal in real estate, or interests therein;
      7) Purchase securities on margin or sell any securities short except as specified in investment limitation No. 6;
      8) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and
         (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder;

      9) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and
     10) Invest more than 25% of the value of its total assets in any one industry. Utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     Although not fundamental policies subject to shareholder vote, as long as the Fund's shares are registered for sale in certain states, it will not
(i) invest in put, call, straddle or spread options except as permitted in investment limitation No. 6, above, (ii) invest in interests in oil, gas or other mineral exploration or development programs, (iii) invest more than 5% of the assets of the Fund, at the time of investment, in the securities of any issuers which have (with predecessors) a record of less than three years' continuous operation, and (iv) purchase or retain any security if (i) one or more officers, trustees or partners of the Fund or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.
     These investment limitations are considered at the time that portfolio securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

                             PURCHASE OF SHARES
     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                            REDEMPTION OF SHARES
     The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the Rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.
     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Determining the Fund's share price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.
     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                           MANAGEMENT OF THE FUND
-----------------------------------------------------------------------------
DIRECTORS AND OFFICERS
     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Directors and Officers is Post Office Box 876, Valley Forge, PA 19482.

     JOHN C. BOGLE, Chairman and Director*
       Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group. Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

     JOHN J. BRENNAN, President, Chief Executive Officer & Director*
       President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

     ROBERT E. CAWTHORN, Director
       Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc., and Director of Westinghouse Electric Corporation.

     BARBARA BARNES HAUPTFUHRER, Director
       Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

     BRUCE K. MACLAURY, Director
       President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

     ALFRED M. RANKIN, Jr., Director
       Chairman, President and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

     JOHN C. SAWHILL, Director
       President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; and President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.

     JAMES O. WELCH, Jr., Director
       Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.

     J. LAWRENCE WILSON, Director
       Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.

     RAYMOND J. KLAPINSKY, Secretary*
       Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

     RICHARD F. HYLAND, Treasurer*
       Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

     KAREN E. WEST, Controller*
       Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

     -----------------
     *Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

Officers and Directors
     The Fund's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors, who are elected annually by shareholders, set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Prospectus. As of September 30, 1996, the Directors owned less than 1% of the Fund's outstanding shares.

The Vanguard Group
     Vanguard Equity Income Fund, Inc. is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.
     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays a share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the Funds' expenses, Vanguard also provides certain administrative services to other organizations.
     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.
     Vanguard was established and operates under a Funds' Service
Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At September 30, 1996, the Fund had contributed $124,000 to Vanguard, representing .6% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.

Management
     Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. For the year ended September 30, 1996, such costs allocated to the Fund approximated $2,472,000.

   Distribution
     Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.
     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.
     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. The Group's marketing and distribution expenses allocated to the Fund for the year ended September 30, 1996, were $215,000 or approximately .02% of its average month-end net assets.

Investment Advisory Services
     Vanguard provides investment advisory services to Vanguard Money Market Reserves; Vanguard Admiral Funds; Vanguard Municipal Bond Fund;
several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard Institutional

Index Fund; several Portfolios of Vanguard Variable Insurance Fund; Vanguard Bond Index Fund; Vanguard California Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard New York Insured Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Balanced Index Fund; Vanguard Index Trust; Vanguard International Equity Index Fund; Vanguard Tax-Managed Fund; Aggressive Growth Portfolio of Vanguard Horizon Fund; Total International Portfolio of
Vanguard STAR Fund; a portion of Vanguard/Windsor II; a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

Remuneration of Directors and Officers
     The Fund pays each Director (Trustee), who is not also an Officer, an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. Directors who are also Officers receive no remuneration for their services as Directors. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund (and each other Fund in the Group), for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended September 30, 1996, the remuneration paid by Vanguard to all Officers as a group and allocated to the Fund, was approximately $35,814.
     Directors who are not Officers are paid an annual fee based on the number of years of service on the Board upon retirement. The fee is equal to $1,000 for each year of service (up to fifteen years) and each investment company member of the Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible Officers are permitted to make pre-tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1996 fiscal year was approximately $900.
     The following table provides detailed information with respect to the amounts paid to or accrued for the Directors for the fiscal year ended September 30, 1996.

                                        VANGUARD EQUITY INCOME FUND
                                              COMPENSATION TABLE

                              Aggregate    Pension or Retirement     Estimated         Total Compensation
                            Compensation    Benefits Accrued As    Annual Benefits   From All Vanguard Funds
Names of Directors            From Fund    Part of Fund Expenses   Upon Retirement    Paid to Directors (2)
--------------------------------------------------------------------------------------------------------------
John C. Bogle(1)                  --                 --                  --                   --
John J. Brennan(1)                --                 --                  --                   --
Barbara Barnes Hauptfuhrer       $423                $66               $15,000              $65,000
Robert E. Cawthorn               $423                $55               $13,000              $65,000
Bruce K. MacLaury                $458                $64               $12,000              $60,000
Burton G. Malkiel                $423                $44               $15,000              $65,000
Alfred M. Rankin, Jr.            $423                $35               $15,000              $65,000
John C. Sawhill                  $423                $41               $15,000              $65,000
James O. Welch, Jr.              $423                $50               $15,000              $65,000
J. Lawrence Wilson               $423                $36               $15,000              $65,000

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr.
    MacLaury).

                           YIELD AND TOTAL RETURNS
     The yield of the Fund for the 30-day period ended September 30, 1996 was 3.63%. The yield of the Fund is calculated daily. The average annual total return of the Fund for one and five years ended September 30, 1996, and since its inception on March 21, 1988, was +18.22%, +14.06% and +13.07%, respectively.
     Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

                             COMPARATIVE INDEXES
     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.
     Each of the investment company members of The Vanguard Group, including Vanguard Equity Income Fund, Inc., may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

Standard & Poor's 500 Composite Stock Price Index--is a well diversified list of 500 companies representing the U.S. Stock Market.
Wilshire 5000 Equity Index--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily listing pricing is available.
Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.
Russell 3000 Stock Index--a diversified portfolio of over 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.
Russell 2000 Stock Index--composed of the 2,000 smallest securities in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.
Russell 2000[R] Value Index--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.
Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.
Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.
Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.
Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.
Salomon Brothers Broad Investment-Grade Bond--is a market-weighted index that contains over 4,800 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgages pass-through securities.
Lehman Long-Term Treasury Bond--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.
   Merrill Lynch Corporate & Government Bond--consists of over 4,500 U.S.
     Treasury, agency and investment grade corporate bonds.
Lehman Corporate (Baa) Bond Index--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.
   Lehman Brothers Long-Term Corporate Bond Index--is a subset of the
     Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.
Bond Buyer Municipal Index (20 year) Bond--is a yield index on current coupon high grade general obligation municipal bonds.
Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high grade, non-callable preferred stock issues.
NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
     Index.
Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term
     Corporate AA or Better Bond Index.
Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).
Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.
Lehman Brothers Aggregate Bond Index--is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.
Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.
Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index-- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.
Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index--is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.
Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)
Lipper Balanced Fund Average--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.
Lipper Non-Government Money Market Fund Average--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.
Lipper Government Money Market Fund Average--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.
Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.
Lipper Fixed Income Fund Average--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                        INVESTMENT ADVISORY SERVICES
     The Fund currently has three investment advisers: Newell Associates ("Newell"), 525 University Avenue, Palo Alto, California 94301; Spare, Kaplan, Bischel & Associates ("Spare/Kaplan"), 44 Montgomery Street, Suite 3500, San Francisco, California 94104; and John A. Levin & Co., Inc. ("Levin"), One Rockefeller Plaza, 25th Floor, New York, NY 10020. Prior to January 1, 1995, Newell was the sole investment adviser to the Fund. Spare/Kaplan and Levin were added as investment advisers effective January 1, 1995. The Fund has entered into investment advisory agreements with Newell, Spare/Kaplan and Levin which provide that the advisers manage the investment and reinvestment of the Fund's assets and continuously review, supervise and administer the Fund's investment program. The advisers discharge their responsibilities subject to the control of the Officers and Directors of the Fund.
     The proportion of the net assets of the Fund managed by each adviser is established by the Board of Directors, and may be changed in the future as circumstances warrant. Presently, Newell is responsible for approximately
70% of the Fund's investment; Spare/Kaplan and Levin are responsible for approximately 15% each.

     Newell Associates. The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Newell for the quarter:

          Net Assets                             Annual Rate
          -------------------                    -----------
          First $250 million.......................    .200%
          Next $500 million........................    .150%
          Next $250 million........................    .100%
          Over $1 billion..........................    .080%

     The agreement will continue until April 30, 1997, and will be renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Directors of the Fund on 60 days' written notice to Newell, or (2) by Newell upon 90 days' written notice to the Fund.
     Spare, Kaplan, Bischel & Associates. The Fund pays Spare/Kaplan a basic advisory fee at the end of each quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Spare/Kaplan ("Spare/Kaplan Portfolio") for the quarter:

          Net Assets                             Annual Rate
          ------------------                     -----------
          First $500 million                          0.175%
          Next $500 million                           0.125%
          Over $1 billion                             0.100%

     The basic fee may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the assets managed by Spare/Kaplan relative to the return of the Standard and Poor's/BARRA Value Index ("Value Index"), an index which includes stocks in the S&P 500 Index with lower than average ratios of market price to book value.
     The following table sets forth the incentive/penalty fee rates payable by the Fund to Spare/Kaplan under the new investment advisory agreement:

     Three Year Performance                           Performance Fee
     Differential vs. the Value Index                   Adjustment*
     --------------------------------               -----------------
     Less than 3%.................................    -.20 x Basic Fee
     Between 3% and 6%............................       0 x Basic Fee
     More than 6%.................................    0.20 x Basic Fee

     *For purposes of this calculation, the Basic Fee is calculated by applying a quarterly rate based on the Annual Basic Fee Rate using average assets over the same period over which the performance is measured.

     Until the quarter ending December 31, 1997, the incentive/penalty fee for Spare/Kaplan will be calculated according to the following transition rules:
     (a) October 1, 1995 through December 31, 1997. Beginning with the quarter ending December 31, 1995, and until the quarter ending December 31, 1997, the incentive/penalty fee will be computed based upon a comparison of the investment performance of the Spare/Kaplan Portfolio and that of the Value Index over the number of months that have elapsed between January 1, 1995 and the end of the quarter for which the fee is computed. The number of percentage points by which the investment performance of the Spare/Kaplan Portfolio must exceed or fall below the investment record of the Value Index shall increase proportionately from two and one, respectively, for the twelve months ending December 31, 1995, to six and three, respectively, for the thirty-six months ending December 31, 1997.
     (b) On and After December 31, 1997. For the quarter ending December 31, 1997 and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be six and three.

     The investment performance of the Spare/Kaplan Portfolio, for any period, expressed as a percentage of the "Spare/Kaplan Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Spare/Kaplan Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Spare/Kaplan Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Spare/Kaplan Portfolio.
     The "Spare/Kaplan Portfolio Unit Value" will be determined by dividing the total net assets of the Spare/Kaplan Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Spare/Kaplan Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Spare/Kaplan Portfolio, the number of units of the Spare/Kaplan Portfolio will be adjusted based on the unit value of the Spare/Kaplan Portfolio on the day such changes are executed.
     The investment record of the Value Index will be calculated monthly by
(i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the Value Index by its weighings in the Value Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Value Index will be the compounded monthly returns of the Value Index.
     For the purposes of determining the incentive/penalty fee adjustment, the net assets managed by Spare/Kaplan will be averaged over the same period as the investment performance of those assets and the investment record of the Value Index are computed.
     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.
        In April 1972, the Securities and Exchange Commission ("Commission") issued Release No. 7113 under the Investment Company Act of 1940 to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the Commission staff) indicate that as a `rule of thumb' the performance difference should be at least [plus/minus] 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors of the Fund has fully considered the Release and believes that the performance adjustments as included in the proposed agreement are entirely appropriate although not within the [plus/minus] 10 percentage points per year range suggested in the Release. Under the Fund's investment advisory agreement with Spare/Kaplan, the maximum performance adjustment for an incentive fee is made at a difference of +6 percentage points from the performance of the index over a thirty-six month period. The maximum performance adjustment for a penalty fee is made at a difference of less than +3 percentage points from the performance of the index over a thirty-six month period. On a per year basis, these maximum adjustments effectively would occur at differences from the index of +2 percentage points and less than +1 percentage point, respectively.
     John A. Levin & Co., Inc. The Fund pays Levin a basic advisory fee at the end of each quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Levin ("Levin Portfolio") for the quarter:

     Net Assets                                       Annual Rate
     ------------------                              -----------
     First $100 million...............................      0.40%
     Next $200 million................................      0.25%
     Over $300 million................................      0.30%

     The basic fee paid to Levin, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the Levin Portfolio relative to the return of the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"), an index which emphasizes large capitalization companies.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to Levin under the new investment advisory agreement:

     Three Year Performance                        Performance Fee
     Differential vs. the S&P 500 Index                Adjustment*
     ----------------------------------          ----------------
     Less than 0%..............................    2.4 3 Basic Fee
     Between 0% and 3%.........................    2.2 3 Basic Fee
     Between 3% and 6%.........................      0 3 Basic Fee
     Between 6% and 9%.........................     .2 3 Basic Fee
     More than 9%..............................     .4 3 Basic Fee

     *For purposes of this calculation, the Basic Fee is calculated by applying a quarterly rate based on the Annual Basic Fee Rate using average assets over the same period over which the performance is measured.

     Until the quarter ending December 31, 1997, the incentive/penalty fee for Levin will be calculated according to the following transition rules:
     (a) October 1, 1995 through December 31, 1997. Beginning with the quarter ending December 31, 1995, and until the quarter ending December 31, 1997, the incentive/penalty fee will be computed based upon a comparison of the investment performance of the assets managed by Levin and that of the S&P 500 Index over the number of months that have elapsed between January 1, 1995 and the end of the quarter for which the fee is computed. The number of percentage points by which the investment performance of the Levin Portfolio must exceed or fall below the investment record of the S&P 500 Index shall increase proportionately from three, two, one, and zero, respectively, for the twelve months ending December 31, 1995, to nine, six, three, and zero for the thirty-six months ending December 31, 1997.
     (b) On and After December 31, 1997. For the quarter ending December 31, 1997 and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be nine, six, three, and zero.
     The investment performance of the Levin Portfolio, for any period, expressed as a percentage of the "Levin Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Levin Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Levin Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Levin Portfolio.
     The "Levin Portfolio Unit Value" will be determined by dividing the total net assets of the Levin Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Levin Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Levin Portfolio, the number of units of the Levin Portfolio will be adjusted based on the unit value of the Levin Portfolio on the day such changes are executed.
     The investment record of the S&P 500 Index will be calculated monthly by
(i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the S&P 500 Index by its weighings in the S&P 500 Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 Index will be the compounded monthly returns of the S&P 500 Index.
     For the purposes of determining the incentive/penalty fee adjustment, the net assets managed by Levin will be averaged over the same period as the investment performance of those assets and the investment record of the S&P 500 Index are computed.
     The formula used to determine the performance adjustments differs from the view taken by the staff of the Commission. For a more detailed discussion, see page 9. The Board of Directors of the Fund believes that the performance adjustments, as included in the proposed agreement with Levin are appropriate although not within the 10 percentage point per year range suggested in Release No. 7113. Under the Fund's investment advisory agreement with Levin, the maximum performance adjustment for an incentive fee is made at a difference of +9 percentage points from the performance of the index over a thirty-six month period. The maximum performance adjustment for a penalty fee is made at a difference of less than +0 percentage points from the performance of the index over a thirty-six month period. On a per year basis, these maximum adjustments effectively would occur at differences from the index of +3 percentage points and less than +0 percentage point, respectively.
     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

     The Fund's Board of Directors may, without the approval of shareholders, provide for:
          A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.
          B. A change in the terms of an advisory agreement.
          C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.
     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.
     For the years ended September 30, 1994 and 1995, the Fund paid advisory fees to Newell, its sole investment adviser prior to January 1, 1995, of $1,470,000 and $1,181,085, respectively.
     For the fiscal year ended September 30, 1996, the Fund paid to Newell, Spare/Kaplan, and Levin an advisory fee of $2,151,000 before a decrease of $191,000 based on performance.

     Description of the Advisers
     Newell Associates. Newell is a California corporation of which 90% of its outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Roger D. Newell, Chairman & President, Robert A. Huret, Vice Chairman and Alan E. Rothenberg, Director. Newell Associates is a General Partner of Relative Yield Associates, a California Limited Partnership.
     Spare, Kaplan, Bischel & Associates. Spare, Kaplan, Bischel & Associates, a California corporation founded in 1989, provides investment advisory services primarily to institutions. The investment approach utilized by Spare/Kaplan is a relative yield approach. Anthony E. Spare, Chief Investment Officer, is responsible for the portion of the Fund's assets managed by Spare/Kaplan.
     John A. Levin & Co. Inc. John A. Levin, which commenced operations in 1982, provides investment advisory services to institutional and private clients, including registered investment funds and several private investment partnerships. The investment process at Levin emphasizes identifying investment value through fundamental research. John A. Levin, the founding principal and President of Levin, and Melody P. Sarnell and Jeffrey A. Kigner, Executive Vice Presidents of Levin, are responsible for managing the portion of the Fund's assets managed by Levin. Levin is an indirect subsidiary of Baker, Fentress & Company, a registered closed-end investment fund listed on the New York Stock Exchange.

                           PORTFOLIO TRANSACTIONS
     The investment advisory agreements authorize the Advisers (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.
     In placing portfolio transactions, each Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.
     The investment advisory agreements also incorporate the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, each Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.
     Currently, it is the Fund's policy that each Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, each Adviser has informed the Fund that it will not pay higher commission rates solely for the purpose of obtaining research services.

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
     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.
     Some securities considered for investment by the Fund may also be appropriate for other clients served by each Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid $517,200, $987,000 and $777,606, respectively, in brokerage commissions.

                        FUTURES CONTRACTS AND OPTIONS
     The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.
     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.
     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.
     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.
     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.
Regulations of the CFTC applicable to the Portfolio require that all of its futures transactions constitute bona fide hedging transactions.
     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of the Fund to fluctuations in the market value of its securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts
     The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Portfolio's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

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
Risk Factors in Futures Transactions
     Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.
     A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.
     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. Additionally, the Fund incurs the risk that the adviser may incorrectly predict stock market and interest rate trends. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.
     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Federal Tax Treatment of Futures Contracts
     The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.
     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated

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
that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.
     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

                            FINANCIAL STATEMENTS
     Vanguard Equity Income Fund's financial statements for the year ended September 30, 1996, including the financial highlights for each of the five fiscal years in the period ended September 30, 1996, appearing in the Vanguard Equity Income Fund, Inc. 1996 Annual Report to
Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which can be obtained without charge.




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